UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2023

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2023, Sunnova Energy Corporation (the “Issuer”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), issued $400 million aggregate principal amount of 11.750% Senior Notes due 2028 (the “Notes”) under an indenture, dated as of September 26, 2023 (the “Indenture”), among the Issuer, the Company, Sunnova Intermediate Holdings, LLC (the “Subsidiary Guarantor”) and Wilmington Trust, National Association, as trustee for the Notes. The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act, at an issue price equal to 97.262% of the principal amount thereof.

The Issuer intends to allocate an amount equal to the net proceeds from the offering to finance or refinance, in whole or in part, existing or new eligible green projects, and pending such use, will maintain or apply the net proceeds in accordance with the Company’s normal liquidity practices.

The Notes are unsecured senior obligations of the Issuer, guaranteed by the Company and the Subsidiary Guarantor, and will mature on October 1, 2028. Each Note will bear interest at a rate per annum of 11.750%, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2024. Interest will be payable to holders of record on the immediately preceding March 15 and September 15, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The following is a brief description of the terms of the Notes and the Indenture.

Ranking

The Notes will be the issuer’s senior unsecured obligations and will rank:

•	senior in right of payment to any of our future indebtedness that is expressly subordinated in right of payment to the Notes;

•	equal in right of payment to any of our existing and future unsecured indebtedness that is not so subordinated;

•	effectively junior in right of payment to any of our future secured indebtedness to the extent of the value of the assets securing such indebtedness; and

•	structurally junior to all existing and future indebtedness and other liabilities of our non-guarantor subsidiaries.

Guarantees

The Notes will initially be guaranteed on a senior unsecured basis by the Company and the Subsidiary Guarantor.

Optional Redemption

At any time prior to April 1, 2028 (the “Par Call Date”), the Issuer may on any one or more occasions redeem all or any part of the Notes upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Redemption Premium (as defined in the Indenture) as of, and accrued and unpaid interest, if any, to, but excluding, the date of redemption.

On or after the Par Call Date, the Issuer may on any one or more occasions redeem all or any part of the Notes, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control Triggering Event; Asset Sales

If a specified change of control triggering event occurs, each holder of Notes will have the right to require the Issuer to repurchase that holder’s Notes for a payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of purchase. In connection with certain asset sales, the Issuer will be required to use the net cash proceeds of the asset sale to make an offer to purchase the Notes at 100% of the principal amount, together with any accrued and unpaid interest to, but excluding, the date of purchase.

Certain Covenants

The Indenture, among other things, limits the Company’s ability and the ability of the Company’s restricted subsidiaries, including the Issuer, to:

•	incur or guarantee additional indebtedness;

•	create liens securing indebtedness;

•	pay dividends on or redeem or repurchase stock or subordinated debt;

•	make specified types of investments and acquisitions;

•	enter into or permit to exist contractual limits on the ability of their subsidiaries to pay dividends to them;

•	enter into transactions with affiliates; and

•	sell assets or merge with other companies.

The Indenture also requires the Company to maintain a cash asset coverage ratio (as defined therein) of not less than 2.0x as of the end of each quarter.

Certain of these covenants are subject to termination when and if the Notes are rated investment grade by at least two of S&P Global Ratings, a division of S&P Global, Inc., Moody’s Investors Service, Inc. and Fitch Ratings Ltd.

The foregoing description of the Indenture is not complete and is qualified in its entirety by reference to the full text of the Indenture and the Form of 11.750% Senior Note due 2028, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 herein by reference.

Statements in this Current Report on Form 8-K, including but not limited to those relating to the use of proceeds and other statements that are not historical facts, are forward looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include market conditions, risks regarding financing and other risks described in the Company’s Form 10-K for the year ended December 31, 2022 and its other filings with the United States Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated September 26, 2023, among Sunnova Energy Corporation, Sunnova Energy International Inc., Sunnova Intermediate Holdings, LLC and Wilmington Trust, National Association.

4.2	Form of 11.750% Senior Note due 2028 (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: September 26, 2023	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel